Corporate Presentation August 2023 Exhibit 99.2

Legal Disclosure This presentation contains forward-looking statements, all of which are qualified in their entirety by this cautionary statement. Many of the forward-looking statements contained herein can be identified by the use of forward-looking words such as "may", "anticipate", "believe", "could', "expect", "should", "plan", "intend", "estimate", "will", "potential" and "ongoing", among others, although not all forward-looking statements contain these identifying words. These forward-looking statements include statements about the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical studies and clinical trials, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available, and our research and development programs; our ability to successfully manufacture our drug substances and product candidates for preclinical use, for clinical trials and on a larger scale for commercial use, if approved; the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates and product candidates; our ability to obtain funding for our operations necessary to complete further development and commercialization of our product candidates; our ability to obtain and maintain regulatory approval of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our financial performance; and the implementation of our business model, and strategic plans for our business and product candidates. Except as otherwise noted, these forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise any of such statements to reflect events or circumstances occurring after this presentation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the Securities and Exchange Commission. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. We caution you not to place undue reliance on the forward-looking statements contained in this presentation. This presentation discusses product candidates that are under preclinical or clinical evaluation and that have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory authority. Until finalized in a clinical study report, clinical trial data presented herein remain subject to adjustment as a result of clinical site audits and other review processes. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Aura Biosciences Highlights Novel Platform to Treat Multiple Solid Tumors Developing virus-like drug conjugates (VDCs) that bind to tumor specific HSPGs* to deliver a therapeutic payload Targeting multiple solid tumor indications including ocular and bladder cancers Ocular Oncology Franchise Multi-billion-dollar addressable market opportunity Invasive standard of care that may lead to blindness and loss of eye Clinical proof of concept with two routes of administration Choroidal Melanoma: Startup activities ongoing for the global Phase 3 trial Choroidal Metastasis: Open IND and plan to initiate Phase 2 trial in 2024 Urologic Oncology Franchise Durable complete responses and improved survival in in vivo bladder cancer models Synergy with checkpoint inhibitors (durable immunologic memory) Ongoing enrollment of Phase 1 trial Strong Cash Position Cash runway to fund operations into 2H 2025 *VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656

Pipeline Targeting Life-Threatening Cancers with High Unmet Needs Program OTHER SOLID TUMORS OCULAR ONCOLOGY Preclinical Phase 1 Phase 2 Phase 3 Planned Milestones Choroidal Metastasis (Multiple primary cancers with metastasis in the eye e.g. Breast and Lung) Primary Choroidal Melanoma (Suprachoroidal administration) Cancers of the Ocular Surface Non-Muscle Invasive Bladder Cancer Other HSPG* Expressing Tumors (e.g., Cutaneous melanoma, HNSCC) 2H 2023 – FPI Phase 3 trial 2H 2023 – ~12 mos. Phase 2 data  2024 – Phase 2 data 2024 – Phase 1 data Global Commercial Rights for All Product Candidate Indications *VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656

Targeted Oncology Platform: Virus-Like Drug Conjugates (VDCs) Virus-Like Particle Conjugated to a Cytotoxic Payload Selective Binding to Tumor Associated HSPGs* Virus-Like Particle (VLP) Virus-Like Drug Conjugate (VDC) Cx Cytotoxic Drug Kines et al; International Journal of Cancer, 138;901–911, February 2016; Kines et al; Molecular Cancer Therapeutics, 17(2) February 2018; Kines et al; Cancer Immunology Research, May 2021 Potential Key Differentiation: Potency, Multivalent Binding and Selectivity Potential Treatment of Multiple Solid Tumors *VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656

Bel-sar is a VDC with a Novel Dual Mechanism of Action Light Activatable Drug Bel-sar Bel-sar is a novel VDC that consists of VLP conjugated to ~200 molecules of light activatable drug Potential Key Differentiation: Agnostic to Genetic Mutations, Less Susceptible to Resistance Mechanisms, Long Term Anti-tumor Immunity Kines et al; Cancer Immunology Research, May 2021 VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAG) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656 Bel-sar – Belzupacap Sarotalocan Reactive oxygen species disrupts cell membrane and organelles

Ocular Oncology Franchise Bel-sar INN: belzupacap sarotalocan Target Indications: Early-Stage Choroidal Melanoma Choroidal Metastasis Other Ocular Cancers

Primary Choroidal Melanoma – High Unmet Medical Need with No Drugs Approved Choroidal Melanoma is a Rare and Life-Threatening Ocular Cancer Kaliki et al; Eye (Lond) 2017 Feb; 31(2): 241–257; Clearview & Putnam & Assoc. Market Research; Source: Peddada. J Contemp Brachytherapy. August 2019 Most common primary intraocular cancer in adults Impacts 11,000 patients in US/Europe per year ~80% patients diagnosed with early-stage disease Melanoma cells Melanocytic Lesion Benign nevus cells Standard of Care is Radiotherapy or Enucleation Blindness, Eye Loss, and Disfiguration The choroid is the part of the uvea that is behind the retina

Bel-sar has the Potential to be the First Approved Therapy in Primary Choroidal Melanoma No radioactive co-morbidities Preservation of vision Local tumor control Opportunity to treat early and reduce risk of metastases Improvement in safety and quality of life intravitreal suprachoroidal Bel-sar is Delivered by Simple Intravitreal or Suprachoroidal Injection Goals of Treatment Light Activation with Standard Ophthalmic Laser Bel-sar – Belzupacap Sarotalocan

Ocular Oncology Franchise Represents a Multi-Billion Dollar Addressable Market Opportunity Ocular Oncology Franchise total addressable market ~80% of patients are diagnosed at the early stage (indeterminate lesions (ILs) and small tumors) Current radiotherapy treatment Leaves ~70% of patients with major irreversible vision loss within 5-10 years ~100 Ocular Oncologists in US/EU — focused call point <20 Field Based Team Intend to add small sales force to launch globally 33,500 ClearView & Putnam & Assoc. Epidemiology Analysis Choroidal Melanoma and Choroidal Metastasis American Cancer Society- Retinoblastoma statistics Batsi et al Cornea 2003 Ocular Surface squamous neoplasia: a review Multibillion $ addressable market opportunity Cancers of the Ocular Surface Retinoblastoma Choroidal Melanoma Choroidal Metastasis 11,000 patients/year 20,000 patients/year 500 patients/year 2,000 patients/year 11,000 Choroidal Melanoma patients diagnosed each year (US/EU) Initial Indication Follow-on Indication

No Drugs Approved and No Known Competition in Early-Stage Disease Plaque Brachytherapy Proton Beam Plaque Brachytherapy Proton Beam Watch & Wait Chemotherapy Enucleation 80% ~ 9000 patients Diagnosed with Early-Stage Disease: Indeterminate Lesions and Small Melanomas CM – Choroidal Melanoma Initial Path to Market Aura’s Bel-Sar in Phase 3 development as the potential to be the first approved first line treatment in Primary Choroidal Melanoma Ideaya’s Darovasertib Phase 2 development for Metastatic and (Neo)/adjuvant Uveal Melanoma Immunocore’s Kimmtrack approved to treat patients with Metastatic Uveal Melanoma Aura’s Bel-Sar has the potential to expand into medium 11,000 patients with Choroidal Melanoma diagnosed each year in US/EU Medium Large Metastatic

Goal for Bel-sar: Eliminate Malignant Cells in the Choroid and Preserve Vision Endpoint Endpoint Definitions Tumor Progression Growth in Tumor Height ≥0.5mm or ≥1.5 mm in Largest Basal Diameter (LBD) Visual Acuity Failure Decrease from baseline: ≥15 letters Tumor Thickness Growth Rate Change in tumor height over time Bel-sar – Belzupacap Sarotalocan Key Endpoints Aligned with Clinical Practice and FDA Objective of Treatment is to Obtain a Local Cure with Visual Acuity Preservation Similar to Current Clinical Practice with Radiotherapy - Local Tumor Control is Equivalent to a Local Cure

Ph 2 Trial - Evaluating Suprachoroidal Administration to Determine Optimal Administration Route Ph2 SC Trial Design – Enrollment Complete *2 subjects were planned; third subject was additionally enrolled due to dose error in 1 subject ClinicalTrials.gov Identifier: NCT04417530 ; AU-011-202 Interim Data- January 10, 2023; Last two subjects enrolled after data cut not included in dataset SC – Suprachoroidal; LBD – Largest Basal Diameter Goal: To Determine Safety, Optimal Dose and Therapeutic Regimen with Suprachoroidal Administration One Cycle = Doses on days 1, 8, and 15 1 dose- 20 μg x 1 Laser 1 dose- 40 μg x 1 Laser 1 dose- 40 μg x 2 Lasers 2 doses- 40 μg x 2 Lasers QWx2 Cohort 1 (n=1) Cohort 2 (n=3*) Cohort 3 (n=2) Cohort 4 (n=3) Cohort 5 9 doses- 80 μg x 2 Lasers QWx3 3 cycles Cohort 6 (n=up to 10) 2 Cycles (n=1) 3 Cycles (n=2) 1- 2 Doses (n=9) (Sub-Therapeutic Regimen) 6 Doses 2 Cycles (n=1) 9 Doses 3 Cycles (Therapeutic Regimen) n=9 Enrollment Criteria Representative of Early-Stage Disease: Indeterminate lesions and small choroidal melanomas Enrichment Strategy with active growth: Tumor thickness ≥0.5 mm and ≤2.5 mm LBD ≤10 mm Active tumor growth (≥0.3mm) within 2 years of screening Same criteria as the planned Phase 3 6-9 doses- 40 μg x 2 Lasers QWx3 Up to 3 cycles

Ph 2 Interim Tumor Control Rates Demonstrated a Dose Response Tumor Progression: change from baseline in thickness ≥0.5mm; or in LBD ≥1.5mm confirmed by at least one repeat assessment Interim Data- January 10, 2023; Last two subjects enrolled after data cut not included in dataset Populations Total Patients (n) Tumor Control Rate Average Follow-up (months) All Doses/Regimens All Treated Patients 20 55% (11/20) 9 Lower Doses/Regimens Up to 2 Cycles (20µg-40µg) 10 20% (2/10) 10 Highest Doses/Regimens*+ 3 Cycles (n=9) 40µg (n=2)/80µg (n=7) 9 89% (8/9) 8 Average 8-10 Months of Follow Up *One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included +Assigned regimen of 3 cycles (Cohort 6) and Cohort 5 subjects who received 3 cycles, each cycle comprised of 3 once/week treatments of 40µg x 2 Laser or 80µg x 2 Laser  Lower dose regimens (n=10) include cohorts 1-4 and 1 patient in Cohort 5 that received 2 cycles Dose Response Observed with Interim Tumor Control Rates Demonstrated Meaningful Clinical Benefit Dose Response: Lower Regimens vs. 3 Cycle Regimens LBD – Largest Basal Diameter Up to 2 cycles regimens (n=10) 3 cycle regimens (n=9) 89% 20%

Ph 2 Interim Analysis Demonstrated Tumor Control Rate 89%-100% Ph 2 Interim Analysis Demonstrated Tumor Control Rate of 100% in Planned Ph 3 Population^ Tumor Progression: change from baseline in thickness ≥0.5mm; or in LBD ≥1.5mm confirmed by at least one repeat assessment; Interim Data- January 10, 2023; Last two subjects enrolled after data cut not included in dataset ; post-SOC data not included Progression Definition based on Tumor Thickness (Increase ≥0.5mm) Subject 015-2029 had circumpapillary tumor – similar subjects will be excluded from Phase 3 trial 89%-100% Tumor Control Rate: Active Growth and Therapeutic Regimen (3 cycles) Change from Baseline in Tumor Thickness Over 12 Months Treatment Timeframe Follow-up Timeframe Change from Baseline in Tumor Thickness (mm) Bel-sar – Belzupacap Sarotalocan Bel-sar treatment cycles Populations Total Patients (n) Tumor Control Rate Average Follow-up (months) Highest Doses/Regimens 3 Cycles (n=9) 40µg (n=2)/80µg (n=7) 9 89% (8/9) 8 Highest Doses/Regimens - Planned Phase 3^ 3 Cycles (n=8) 40µg (n=2)/80µg (n=6) 8 100% (8/8) 9 Average 8-9 Months of Follow Up One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included Assigned regimen of 3 cycles (Cohort 6) and Cohort 5 subjects who received 3 cycles, each cycle comprised of 3 once/week treatments of 40µg x 2 Laser or 80µg x 2 Laser  ^ One subject in C6 with circumpapillary tumor not included (similar subjects not planned in Phase 3 trial)

Ph 2 Interim Analysis Demonstrated Visual Acuity Preservation ~90% Interim Data Demonstrated High Vision Preservation Rates Across All Groups  Including Patients at High Risk for Vision Loss SC – Suprachoroidal Populations Total Patients (n) Vision Failures (n) Vision Preservation Rate Mean Change from Baseline at Last Visit (letters) Average  Follow-up (months) All Dose Cohorts All Treated Patients 20 2 90% -3.7 9 Lower Doses/Regimens Up to 2 cycles (20µg-40µg) 10 1 90% -3.2 10 Highest Doses/Regimens*+ 3 Cycles (40µg-80µg) 40µg (n=2)/80µg (n=7) 9 1 89% -4.8 8 Highest Doses/Regimens - Planned Phase 3*+ 3 Cycles (40µg-80µg)^ 40µg (n=2)/80µg (n=6) 8 1 88% -5.3 9 Vision Preservation Rates *One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included +Assigned regimen of 3 cycles (Cohort 6) and Cohort 5 subjects who received 3 cycles, each cycle comprised of 3 once/week treatments of 40µg x 2 Laser or 80µg x 2 Laser Vision Failure confirmed loss ≥15 letters at ≥Week 39; post-SOC data not included ^7 out of 8 subjects in this subgroup were high-risk for vision loss (tumor edge ≤ 3 mm from the foveola or optic disc) Interim Data- January 10, 2023 ; Last two subjects enrolled after data cut not included in dataset

Ph 2 Interim Data Demonstrated Statistically Significant Tumor Growth Rate Reduction Interim Data Showed Growth Arrest in Planned Phase 3 Population with a p-value of <0.0001 p=0.0001 p= <0.0001 Statistically Significant Change in Tumor Growth Rate (mm/yr): Therapeutic Regimen (3 cycles) Bel-sar – Belzupacap Sarotalocan Planned Phase 3 Historical Growth Rate (mm/yr) Excludes subject with circumpapillary tumor Bel-sar Growth Rate (mm/yr) n Historical Growth Rate (mm/yr) AU-011 Growth Rate (mm/yr)  Growth Rate Reduction (mm/yr) p-value Average Follow up (months) Highest Doses/Regimens 3 Cycles (40µg-80µg) 40µg (n=2)/80µg (n=7) 9 0.454 0.169 -0.285 0.0001 8 Highest Doses/Regimens - Planned Phase 3^ 3 Cycles (40µg-80µg) 40µg (n=2)/80µg (n=6) 8 0.382 0.093 -0.289 <0.0001 9 Tumor thickness growth rates/ slopes estimated using MMRM (random intercept and slope model for Hx and Study periods) Change in Tumor Growth After Treatment with Bel-sar One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included Assigned regimen of 3 cycles (Cohort 6) and Cohort 5 subjects who received 3 cycles, each cycle comprised of 3 once/week treatments of 40µg x 2 Laser or 80µg x 2 Laser  ^One subject in C6 with circumpapillary tumor not included (similar subjects not planned in Phase 3 trial) Interim Data- January 10, 2023; ; Last two subjects enrolled after data cut not included in dataset

Ph 2 Ongoing Tolerability Evaluation Continues to Be Favorable No Grade 3 AEs and Majority of AEs Were Transient and Resolved Without Clinical Sequelae Tolerability Profile Supports Indication as a First Line Treatment in Early-Stage Disease *J. Contemp Brachytherapy. J. 2019 Aug; 11(4): 392–397.; Arch Ophthalmol. 2000;118(9):1219-1228; Curr. Opin. Ophthalmol. 2019 May;30(3):206-214; Eye 2017 Feb;31(2):241-257 **High-Risk Subjects are those with tumors <3mm to fovea or optic nerve Adverse Event Radiotherapy* Bel-Sar+ Surgeries secondary to AEs+ (e.g., Cataracts) 40%+ 0% Radiation Retinopathy 40%+ 0% Neovascular Glaucoma 10% 0% Dry Eye Syndrome 20% 0% Strabismus 2%+ 0% Retinal Detachment 1-2% 0% Vision Loss (≥15 letters) ~70% ~10% Serious Adverse Event Radiotherapy* Bel-Sar+ Scleral Necrosis 0-5% 0% Enucleation/Eye Loss 10-15% 0% Vision Loss in High-Risk Subjects** (≥30 letters) ~90% 0%++ *Cross-trial comparison of Radiotherapy and AU-011-202 with suprachoroidal administration +Related to bel-sar or laser **75% (15/20) of patients in Ph2 SC trial were at high risk for vision loss Bel-Sar – Belzupacap Sarotalocan Table presents percentage of subjects with AEs related to bel-sar or laser by severity and overall; subjects with more than 1 AE are counted in the highest severity group Interim Data- January 10, 2023; Last two subjects enrolled after data cut not included in dataset Ongoing Phase 2 Safety Outcomes with SC Administration All Treated Subjects (n=20) Drug/Laser Related Adverse Events ≥10% Subjects Grade I Grade II Grade III Total Anterior Chamber Cell/ Inflammation 25% 0 0 25% Conjunctival Hyperemia 15% 0 0 15% Eye Pain 10% 5% 0 15% Punctate Keratitis 10% 0 0 10%

Cohort 5 Subject with Documented Tumor Growth Tumor location: Superotemporal Photograph and ultrasound at baseline TT: 1.50 mm, LBD: 8.92 mm (IRC reads) Photograph and ultrasound at 12 months TT: 1.47 mm, LBD: 8.55 mm (IRC reads) Baseline Week 4 Week 8 Week 12 Week 26 Week 39 Week 52 BCVA (letter score) 91 92 92 89 89 90 89 Durable Response to Treatment with Tumor Control & Vision Preservation at 1 Year, with 3 Cycles BCVA: best corrected visual acuity; IRC: independent reading center; LBD: largest basal diameter; TT: tumor thickness; AU-011= Bel-sar Historical and projected growth based on MMRM

Randomized Controlled Global Phase 3 Trial

Global Phase 3 Trial Design Using Suprachoroidal Administration Fast Track and Orphan Designations Composite Time to Event Analysis - Tumor progression or visual acuity failure Tumor Growth Rate Time to Tumor Progression Primary Endpoint Key Secondary Endpoints 21 Bel-Sar – Belzupacap Sarotalocan 12 Mos Primary Efficacy Analysis Enrollment (N=~100) Randomize (2:1:2) 80 µg bel-sar treatment arm (n=40) 40 µg bel-sar treatment arm (n=20) Sham control arm (n=40) Endpoint analysis is based on the comparison between high dose arm and sham arm

Clinical Endpoints to Support Potential Approval in Alignment with Regulatory Agencies Note: Tumor Height (TH) is synonymous with Tumor Thickness; VA – Visual Acuity; Bel-sar – Belzupacap Sarotalocan Conservative Assumptions Provide >90% Power to Support Potential for a Single Global Phase 3 Trial 50% 13% Tumor Progression Assumptions Visual Acuity Failure Assumptions

Choroidal Metastasis

Ocular Oncology Franchise Represents a Multi-Billion Dollar Addressable Market Opportunity Ocular Oncology Franchise total addressable market Same Call Point as CM ~100 Ocular Oncologists in US/EU — focused call point Same Field Force as CM <20 Field Based Team Intend to add small sales force to launch globally 33,500 ClearView & Putnam & Assoc. Epidemiology Analysis Choroidal Melanoma and Choroidal Metastasis American Cancer Society- Retinoblastoma statistics Batsi et al Cornea 2003 Ocular Surface squamous neoplasia: a review CM – Choroidal Melanoma Multibillion $ addressable market opportunity Cancers of the Ocular Surface Retinoblastoma Choroidal Melanoma Choroidal Metastasis 11,000 patients/year 20,000 patients/year 500 patients/year 2,000 patients/year 20,000 Choroidal Metastasis patients diagnosed each year (US/EU) 2x Doubles the market opportunity Initial Indication Follow-on Indication

Choroidal Metastasis is a High Unmet Medical Need Choroidal Metastasis Cause Decreased Vision and Decreased Quality of Life in Patients Fighting Metastatic Cancer Originate from Multiple Primary Cancers (e.g. Breast and Lung) 20,000/year eyes diagnosed in US 88% with choroidal location 72% unilateral and solitary Standard of Care is Radiotherapy Blindness, Eye Loss, and Disfiguration Breast 40-53% Lung 20-29% GI 4% Kidney 2% Prostate 2% Skin 2% Mathis et al. New concepts in choroidal metastasis, Progress in retinal and eye research (2019), Cohen, Ocular metastasis, Eye (2014), Shields et al. Survey of 520 eyes with uveal metastases. Ophthalmology (1997), Namad et al. Bilateral choroidal metastasis from non-small lung cancer, Case reports in oncological medicine (2014).

Tumor Regression Prolonged Survival Breast Cancer In-Vivo (Syngeneic Mouse Model, EMT-6) Tumor cells were implanted subcutaneously. AU-011 treatment was initiated when tumors reached approximately 50 mm3. Treatment consisted of a single intravenous administration of AU-011 followed 12 hours later by light activation (400 mW/cm2, 58 J/cm2). Tumor volumes were measured over time (N=8-12) Bel-sar has Demonstrated Dose-Dependent Activity for Cancer Types Known to Metastasize to the Choroid Single Administration of Bel-sar Showed Tumor Regression and Prolonged Survival in a Dose-Dependent Fashion Data Supportive of Moving into Phase 2 Trial in 2024 Savinainen et al., ARVO 2022 Abstract # 3709397; AU-011 – Bel-sar – Belzupacap Sarotalocan

Urologic Oncology Bel-sar INN: belzupacap sarotalocan Target Indications: Non-Muscle Invasive Bladder Cancer

NMIBC is a High Unmet Need with High Recurrence Rate Mechanism of Action Supports Bel-sar Opportunity as Potential Front-Line Treatment  Following Initial Diagnosis and/or BCG Refractory Disease Source: Putnam Associates Primary Research & Literature Review, July 2021; NMIBC – Non-Muscle Invasive Bladder Cancer; TURBT - trans urethral resection of bladder tumor; BCG - Bacillus Calmette–Guérin; Bel-sar – Belzupacap Sarotalocan NMIBC Cross section of the bladder wall and staging of bladder cancer 422,000 New cases NMIBC/year globally 61,000 New cases/year in the US Problem Treatment Guidelines Risk Stratification Progression with no alternative option but Cystectomy Mix of Chemo / BCG High Risk (30%) Mix of TURBT + Chemo / BCG Failure of BCG/Chemo ~40% Intermediate Risk (30%) Surveillance or TURBT + Chemo Recurrence after TURBT Low Risk (40%)

Durable CRs with Single Administration of Bel-sar in Bladder Cancer Model Data Demonstrate Robust Nonclinical Activity Supporting Development of Bel-sar as Single Agent and in Combination with Checkpoint Inhibitors Syngeneic Mouse Tumor Bladder Model (MB49 Model in C57BL/6 Mice) (N=8 -10/group) Tumor Regression Survival Survival After Re-challenge AU-011 Single Dose Treatment of Tumor Caused Anti-Tumor Immune Response and Prevented Tumor Growth After Re-Challenge Bel-sar: Belzupacap Sarotalocan; CR: Complete Responses Kines et al. Can Immunol Res 9(6):693-706, 2021

Novel Approach using Local Administration Ongoing Phase 1 Trial Designed to Establish Safety and Optimize Administration Local Administration and Light Activation  into the Bladder with Standard Cystoscope Bel-sar, AU-011 – Belzupacap Sarotalocan 30 Bel-sar will be administered locally and activated with light using standard cystoscope Study Design and Objectives Bel-sar alone Part 1 Part 2 Safety Feasibility Distribution Safety Feasibility Distribution Biological Activity Bel-sar + Focal Light activation

Bel-Sar is a Clinical Asset with a Multibillion Dollar Market Opportunity in Non-Muscle Invasive Bladder Cancer NMIBC is High Unmet Need High Incidence globally >400,000 patients/year Rate of recurrence is high Bel-Sar’s MoA Well Suited to NMIBC Strong precedent for immune-activators in NMIBC (BCG) Bladder tumors physically accessible via cystoscope (injection, laser) Robust Nonclinical Data Package Durable CRs and improved survival in in vivo bladder cancer models Synergy with checkpoint inhibitors (durable immunologic memory) Read Through from Ocular Clinical Proof of Concept Two clinical trials demonstrate robust efficacy in Ocular Oncology Initiating global Ph 3 trial in choroidal melanoma Phase 1 Study Ongoing Initial data available in 2024 CR – complete responses; BCG - Bacillus Calmette–Guérin

Strategy & Key Milestones

Aura Biosciences Investment Highlights Technology Platform Clinical Data Highlights 2023 Milestones Key Highlights Virus-like Drug Conjugates Novel class of cancer therapies - tumor specific cytotoxicity combined with immune activation Targeting multiple solid tumor indications initially focusing on ocular and urologic cancers Ocular Oncology Franchise: Positive data in completed Phase 2 trial (IVT) Positive interim data in ongoing Phase 2 trial (SC) Startup activities ongoing for the global Phase 3 trial Urologic Oncology Franchise: Enrolling patients in Phase 1 trial in NMIBC Primary Choroidal Melanoma:  2H 2023: Dose first patient in global Phase 3 trial 2H 2023: Phase 2 SC Data Choroidal Metastasis: 2024: Phase 2 data Non-Muscle Invasive Bladder Cancer: 2024: Phase 1 data Strong Phase 2 Clinical Proof of Concept in CM Startup Activities Ongoing -Phase 3 Trial to Support Registration in CM  Multi-Billion Dollar Market Opportunity Strong Cash Position CM – Choroidal Melanoma